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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 25, 2006
                                                          --------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-51584                 04-3510455
          --------                      ---------               ----------
(State or other jurisdiction of       (Commission               (IRS Employer
       incorporation)                 File Number)           Identification No.)

      24 North Street, Pittsfield, Massachusetts               01201
      ------------------------------------------               -----
      (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

      On April 25, 2006, Berkshire Hills Bancorp, Inc., the holding company for Berkshire Bank, announced: (1) its financial results for the quarter ended March 31, 2006; (2) the declaration of a quarterly dividend of $0.14 per share; (3) the anticipated opening of three full-service branches to be located in the towns of Delmar, East Greenbush and Guilderland, New York; and (4) its submission of applications for regulatory approvals to open two branches in the towns of Halfmoon and Colonie, New York. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a) Financial Statements of Businesses Acquired: Not applicable

      (b) Pro Forma Financial Information: Not applicable

      (c) Shell Company Transactions: Not applicable

      (d) Exhibits

          Number            Description
          ------            -----------

          99.1              Press Release Dated April 25, 2006




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: April 25, 2006                     By: /s/ Wayne F. Patenaude
                                              -----------------------------
                                              Wayne F. Patenaude
                                              Senior Vice President and
                                                Chief Financial Officer






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